UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2016 RED ROBIN GOURMET BURGERS, INC. BROKER LOGO HERE Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2016 Date: May 19, 20I6 Time:8:00 AM MDT Location: Red Robin Gourmet Burgers, Inc. Corporate Headquarters 6312 S. Fiddler’s Green Circle Suite 200N Greenwood Village, CO 80111 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDCEW00D NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Samp Le 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 tn io 2 K9  You are receiving this communication shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job# Envelope # Sequence # # of # Sequence #

Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Notice & Proxy Statement 2. Form 10-K How to View Online: |xxxxxxxxxxxxxxxx] (located on the Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: I -800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -^ | xxxx xxxx xxxx xxxx] (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery. — How To Vote — Please Choose One of the Foil owing Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -> | ] available and follow the instruction, Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only

Voting items    The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1a Robert B. Aiken 1b Stephen E. Carley 1c Cambria W. Dunaway 1d Lloyd L. Hill 1e Richard J. Howell 1f Glenn B. Kaufman 1g Pattye L. Moore 1h Stuart I. Oran The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval, on an advi sory basi s, of the Company’s executive compensation. 3 Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 25, 2016.B A R C O D E Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job# Envelope # Sequence # # of # Sequence # I^^^VotingitemsContinuea Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. | Voting Instructions \ THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job# Envelope # Sequence # # of # Sequence #